Nauticus Robotics™ Announces Strategic Investment and UAE Expansion with Master Investment Group Up to $50 Million Strategic Investment to Establish Autonomous Robotics Manufacturing and Offshore Services Hub in the UAE Houston, TX, February 09, 2026. Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus”), a developer of autonomous subsea robotics and software solutions for offshore energy and industrial applications, today announced the signing of an agreement for a strategic investment of up to $50 million with Master Investment Group. The agreement contemplates an initial $3 million investment tranche for Nauticus’ UAE business unit startup activities, with additional capital available to support further expansion. The proposed investment is intended to fund the establishment of Nauticus’ first international manufacturing and offshore robotics services hub in the United Arab Emirates, accelerating global deployment of Nauticus’ Aquanaut® autonomous subsea robotic platform. ESTABLISHING A REGIONAL HUB FOR ADVANCED OFFSHORE ROBOTICS Under the proposed transaction, Nauticus plans to form a dedicated manufacturing, sales, and offshore services business unit in the UAE. Initial facility sites are already under evaluation. Master Investment Group is expected to fund facility development, workforce localization, and initial manufacturing capability, positioning the operation as a regional center for advanced subsea robotics. Nauticus has already initiated the formation of a local legal entity in the UAE and completed preliminary identification of a potential site for the planned facility. These early actions are intended to accelerate mobilization and reduce time to operational readiness following execution of definitive agreements. In addition, Master Investment Group has committed to support Nauticus in securing an initial Aquanaut® deployment contract within the region, leveraging its local relationships and market access to facilitate early commercial adoption of Nauticus’ autonomous subsea technology. Once operational, the facility is expected to support expanded production of the Aquanaut® platform, delivery of offshore robotic services across the Middle East and adjacent regions, and future deployment of additional Nauticus robotic and software technologies. STRATEGIC CAPITAL TO ACCELERATE COMMERCIALIZATION The proposed collaboration supports Nauticus’ strategy to scale manufacturing, expand international market access, and accelerate revenue-generating offshore services, while leveraging regional investment and infrastructure. For Master Investment Group, the partnership aligns with its objective of positioning the UAE as a regional leader in advanced robotics and industrial automation. By working together, Nauticus and Master Investment Group plan to bring local job creation, technology sharing, and alignment with national industrial strategies to the region. MANAGEMENT COMMENTARY

Sheikh Abdulla Al Qassimi, Managing Director of Master Investment Group, stated, “We are excited to enter into this strategic relationship with Nauticus and to support the establishment of advanced autonomous robotics capabilities in the UAE. This initiative reflects our commitment to attracting world-class technology, building high-value industrial capacity, and positioning the UAE as a regional center for robotics, automation, and next-generation offshore services. We see significant long-term potential in this collaboration, not only for Nauticus’ growth, but for the development of local talent, innovation, and sustainable industrial infrastructure across the UAE.” John Gibson, President and CEO of Nauticus Robotics, commented, “This proposed investment represents a meaningful step forward in our global growth strategy. Establishing Aquanaut® manufacturing and offshore services in the UAE allows us to accelerate deployment, reduce delivery timelines, and better serve customers across international markets. Fleet expansion is fundamental to building the company, and this relationship represents an important first milestone toward that objective.” TRANSACTION STATUS The proposed transaction remains subject required third-party and governmental approvals. The parties anticipate initial operational capability in 2026, subject to final approvals. About Nauticus Robotics™ Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. https://nauticusrobotics.com/ About Master Investment Group Master Investment Group is a regional investment company headquartered in United Arab Emirates (UAE) offering its clients integrated investment solutions in different kinds of businesses and services. Master Investment Group was established to create a portfolio of investments in various industry sectors to generate a long-term wealth enhancement to the economic field and developments. Through Master Investment Group’s investment strategy, communities are developed that will fit international standards and multinational culture. Master Investment Group will accomplish its mission and goals to satisfy the economic industry and its community by developing activities across the UAE and internationally. https://www.miguae.com/ Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 15, 2025 and subsequent Quarterly Reports on Form 10- Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.